UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 16, 2009

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Road
Frazer, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

(a)           On December 16, 2009 (the “Notice Date”), Cephalon, Inc. (“Cephalon”) received a Paragraph IV certification notice letter (the “Notice Letter”) regarding an Abbreviated New Drug Application (“ANDA”) submitted to the U.S. Food and Drug Administration (the “FDA”) by Sandoz Inc. (“Sandoz”) requesting approval to market and sell a generic version of NUVIGIL® (armodafinil) Tablets [C-IV].

In the Notice Letter, Sandoz claims that U.S. Patent Nos. RE37,516  (the “‘516 patent”), 7,297,346 (the “‘346 patent”) and 7,132,570 (the “‘570 patent”) issued to Cephalon are invalid, unenforceable and/or will not be infringed by Sandoz’s manufacture, use or sale of the products described in the ANDA. Cephalon has a three-year period of marketing exclusivity for NUVIGIL that extends until June 15, 2010. In addition, including the six-month pediatric extension, the ‘516 Patent, the ‘346 Patent, and the ‘570 Patent expire on April 6, 2015, May 29, 2024, and June 18, 2024, respectively. The Notice Letter does not challenge Orange Book-listed U.S. Patent No. 4,927,855 (the “‘855 Patent”), which provides additional protection until October 22, 2010, the expiration date of the ‘855 Patent.

Cephalon is currently reviewing the Notice Letter. By statute, if Cephalon initiates a patent infringement lawsuit against Sandoz within 45 days of the Notice Date, then the FDA would be automatically precluded from approving Sandoz’s ANDA until the earlier of entry of a district court decision finding the patents invalid or not infringed or 30 months from the Notice Date.

As disclosed in Cephalon’s Current Reports on Form 8-K filed October 22, 2009, November 4, 2009, and December 2, 2009, Cephalon previously received Paragraph IV certification notice letters relating to ANDAs submitted to the FDA by each of Teva Pharmaceuticals USA, Inc., Actavis Pharma Manufacturing Pvt Ltd. (by and through its agent Actavis Inc.), Mylan Pharmaceuticals, Inc. and Watson Laboratories, Inc. requesting approval to market and sell a generic version of NUVIGIL.

(b)           On December 21, 2009, Cephalon announced that the U.S. Food and Drug Administration (FDA) has extended the action date to March 29, 2010 for its review of the supplemental New Drug Application (sNDA) for NUVIGIL(R) (armodafinil) Tablets [C-IV].  The sNDA is for the indication of improved wakefulness in patients with excessive sleepiness associated with jet lag disorder due to eastbound travel.  The Company hereby incorporates by reference the press release dated December 21, 2009, attached hereto as Exhibit 99.1, and made a part of this Item 8.01.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Document

99.1	Press Release dated December 21, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: December 22, 2009	By:	/s/Gerald J. Pappert
Gerald J. Pappert
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated December 21, 2009